INVENTORIES	12 Months Ended
Dec. 31, 2020
Disclosure Of Inventories [Abstract]
INVENTORIES	INVENTORIESInventories include batches RUCONEST®, work in progress and skimmed milk available for production of RUCONEST®.

Amounts in € ‘000	2020	2019
Finished goods	10,376	10,320
Work in progress	4,616	1,843
Raw materials	2,237	2,304
Balance at December 31	17,229	14,467
Changes in the adjustment to net realizable value:

Amounts in € ‘000	2020	2019
Balance at January 1	(830)	(927)
Addition to impairment	(1,269)	(1,010)
Release of impairment	1,043	328
Usage of impairment	530	779
Balance at December 31	(526)	(830)
The inventory valuation at December 31, 2020 of €17.2 million is stated net of an impairment of €0.5 million (2019: €0.8 million). The impairment includes an impairment for obsolescence and an impairment to write inventories down to their net realizable value.
At December 31, 2020 the impairment for obsolescence is €0.0 million (2019: €0.3 million).
At December 31, 2020 the impairment to write inventories down to their net realizable value amount to €0.5 million (2019: €0.4 million). Inventories are available for use in commercial, pre-clinical and clinical activities. Estimates have been made with respect to the ultimate use or sale of product, taking into account current and expected sales as well as pre-clinical and clinical programs. These estimates are reflected in the additions to the impairment. The releases to the impairment relate to amendments to the estimates as a result of the fact that actual sales can differ from forecasted sales and the fact that vials allocated to pre-clinical and clinical programs can be returned to inventory.
Cost of inventories included in the cost of sales in 2020 amounted €20.6 million (2019: €21.4 million; 2018: €22.2 million). The main portions of inventories at December 31, 2020 have expiration dates starting beyond 2022 and are all expected to be sold and/or used before expiration.